SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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DIGITAL POWER CORPORATION
(Name of Registrant as Specified In Its Charter)

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DIGITAL POWER CORPORATION
41324 Christy Street
Fremont, CA  94538
(510) 657-2635

October 22, 2012

Dear Shareholder:

You are cordially invited to attend the 2012 Annual Meeting of Shareholders of Digital Power Corporation to be held at 10:00 a.m., Pacific Time, on Wednesday, December 5, 2012 at our corporate offices located at 41324 Christy Street, Fremont, California 94538.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and the attached Proxy Statement.

Your vote is important. Whether or not you plan to attend the annual meeting, please vote as soon as possible by either (1) mailing your completed and signed proxy card(s) to Digital Power Corporation, 41324 Christy Street, Fremont, CA 94538, Attention: Corporate Secretary, (2) calling the toll-free number printed on your proxy card(s) and following the recorded instructions or (3) visiting the website indicated on your proxy card(s) and following the on-line instructions to ensure your shares will be represented. Your vote by written or electronic proxy will ensure your representation at the annual meeting regardless of whether or not you attend in person.

We look forward to seeing you at the annual meeting.

/s/ Amos Kohn
Amos Kohn
President and Chief Executive Officer

Fremont, California

DIGITAL POWER CORPORATION
41324 Christy Street
Fremont, CA  94538
(510) 657-2635

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On December 5, 2012

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Shareholders of Digital Power Corporation, a California corporation, will be held at our corporate headquarters, located at 41324 Christy Street, Fremont, California 94538, on Wednesday, December 5, 2012 at 10:00 a.m., Pacific Time, for the purpose of considering and acting on the following:

1.	To elect our Board of Directors, consisting of six directors, each to hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified;

2.	To approve the 2012 Stock Option Plan;

3.	To ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global Limited, as our independent auditors for the fiscal year ending December 31, 2013; and

4.	To act upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those shareholders who will be entitled to notice of, and to vote at, the meeting and at any adjournments or postponements thereof is October 12, 2012. The stock transfer books will not be closed between the record date and the date of the meeting. A list of shareholders entitled to vote at the meeting will be available for inspection at our principal executive offices for a period of ten days before the meeting.

Your vote is important. Whether or not you plan to attend the annual meeting, please vote as soon as possible by either (1) mailing your completed and signed proxy card(s) to Digital Power Corporation, 41324 Christy Street, Fremont, CA 94538, Attention: Corporate Secretary, (2) calling the toll-free number printed on your proxy card(s) and following the recorded instructions or (3) visiting the website indicated on your proxy card(s) and following the on-line instructions. You may revoke a previously submitted proxy at any time prior to the annual meeting. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting in person at the annual meeting.

By Order of the Board of Directors

/s/ Amos Kohn
Amos Kohn
President and Chief Executive Officer

October 22, 2012
Fremont, California

DIGITAL POWER CORPORATION
41324 Christy Street
Fremont, CA  94538
(510) 657-2635

PROXY STATEMENT
FOR THE 2012 ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this Proxy Statement to you in connection with our 2012 Annual Meeting of Shareholders to be held on Wednesday, December 5, 2012 at 10:00 a.m., Pacific Time, at our corporate headquarters located at 41324 Christy Street, Fremont, California 94538 and at any adjournments or postponements thereof. The matters to be considered and acted upon are (i) the election of our Board of Directors (“Board”), consisting of six directors, to hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified; (ii) the approval of the 2012 Stock Option Plan; (ii) the ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global Limited, as our independent auditors for the year ending December 31, 2013; and (iii) such other business as may properly come before the annual meeting.

We use several abbreviations in this Proxy Statement. All references in this Proxy Statement to “we,” “us,” “our,” “Digital Power” or “the Company” shall mean Digital Power Corporation. The enclosed proxy is solicited on behalf of the Board of Digital Power and is revocable by you at any time prior to the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with your instructions, if any. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, including audited financial statements, is included herewith.  Such Annual Report and financial statements are not a part of this Proxy Statement.

This Proxy Statement was first sent or given to shareholders on October 22, 2012.

QUESTIONS AND ANSWERS ABOUT THE MEETING

What is the purpose of the 2012 Annual Meeting of Shareholders?

The purpose of the annual meeting is to allow you to vote on the matters outlined in the accompanying Notice of Annual Meeting of Shareholders, including the election of the Board, approval of the 2012 Stock Option Plan, and the ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global Limited, as our independent auditors for the fiscal year ending December 31, 2013.

Who is entitled to vote?

Only shareholders of record at the close of business on the record date, October 12, 2012 (the “Record Date”), are entitled to vote at the annual meeting, or at any adjournments or postponements of the annual meeting.

What are the Board’s recommendations on the proposals?

The Board recommends a vote FOR each of the proposals.

How do I vote?

Either (1) mail your completed and signed proxy card(s) to Digital Power Corporation, 41324 Christy Street, Fremont, CA 94538, Attention: Corporate Secretary, (2) call the toll-free number printed on your proxy card(s) and follow the recorded instructions or (3) visit the website indicated on your proxy card(s) and follow the on-line instructions.  If you are a registered shareholder and attend the meeting, then you may deliver your completed proxy card(s) or vote in person.  If your shares are held by your broker or bank, in “street name”, then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted.  If you do not instruct your broker or bank how to vote, then your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Can I change my vote after I return my proxy card?

Yes.  You have the right to revoke your proxy at any time before the annual meeting by notifying our Corporate Secretary in writing at Digital Power Corporation, 41324 Christy Street, Fremont, California 94538, voting in person, or returning a proxy card with a later date.  Those voting by internet or by telephone may also revoke their proxy either by voting in person at the annual meeting or by voting and submitting their proxy at a later time by internet or by telephone.  If you have instructed a broker to vote your shares, you must follow your broker’s directions in order to change those instructions.

Who will count the vote?

Our Corporate Secretary will count the votes and act as the inspector of election. Computershare Transfer & Trust is our transfer agent for our common stock. Computershare Transfer & Trust will tally the proxies and provide this information at the time of the annual meeting.

What shares are included on the proxy card(s)?

The shares on your proxy card(s) represent ALL of your shares.

What does it mean if I get more than one proxy card?

If your shares are registered differently and are in more than one account, then you will receive more than one proxy card. Complete, sign and return all proxy cards, or electronically transmit all proxy cards, to ensure that all your shares are voted. We encourage you to have all accounts registered under the same name and address whenever possible. You can accomplish this by contacting our transfer agent, Computershare Trust Company, located at 250 Royall Street Canton, MA 02021, phone (800) 962-4284, or, if your shares are held by your broker or bank in “street name”, by contacting the broker or bank who holds your shares.

How many shares can vote?

Only shares of common stock may vote. As of the Record Date, there were 6,863,150 shares of common stock issued and outstanding.

Each share of common stock is entitled to one vote.  However, with respect to the election of directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has that number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate or distribute such votes among as many candidates as he or she deems appropriate.  A shareholder may cumulate votes only for a candidate or candidates whose name(s) has/have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination.  Our designated proxy holders have discretionary authority to cumulate votes represented by the proxies received in the election of directors. These proxy holders intend to vote all proxies received by them in such manner that will assure the election of as many of the nominees described under “Proposal No. 1 - Election of Board of Directors” as possible.

What is a “quorum”?

A “quorum” is a majority of the outstanding shares entitled to vote. A quorum may be present in person or represented by proxy to transact business at the annual meeting. For the purposes of determining a quorum, shares held by brokers or nominees for whom we receive a signed or electronically transmitted proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter, or if instructions were never received from the beneficial owner. These shares are called “broker non-votes.” Abstentions will be counted as present for quorum purposes.

What is required to approve each proposal?

For the election of the Board, once a quorum has been established, the nominees for director who have received the most votes will become directors. Holders owning a majority of the shares present or represented and entitled to vote at the annual meeting must approve the 2012 Stock Option Plan and the ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global Limited, as our independent auditors for the fiscal year ending December 31, 2013.

If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, then the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

How will we solicit proxies?

We will distribute the proxy materials and solicit votes. We will also bear the cost of soliciting proxies. These costs will include the expense of preparing and mailing proxy solicitation materials for the meeting, and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to shareholders. Proxies may also be solicited by our directors, officers, and employees, without additional compensation, in person, by telephone, by facsimile or by internet.

 PROPOSAL NO. 1
ELECTION OF BOARD OF DIRECTORS

General

Our bylaws permit our Board to fix by resolution the number of authorized directors, with a minimum of five directors and a maximum of nine directors. Our Board has fixed the authorized number of directors at six. As of the date of this Proxy Statement, our directors are Amos Kohn, Ben-Zion Diamant, Haim Yatim, Yeheskel Manea, Robert O. Smith and Aaron Ben-Ze'ev.

Based on the recommendation of the Nomination and Governance Committee, our Board has approved the nomination of Amos Kohn, Ben-Zion Diamant, Haim Yatim, Yeheskel Manea, Robert O. Smith and Aaron Ben-Ze’ev for election as directors at the 2012 Annual Meeting, each to serve until the 2013 Annual Meeting or until his earlier death, resignation or removal. All of the candidates are currently serving as directors; Aaron Ben-Ze'ev was appointed by the Board to serve as a director on September 11, 2012, following Board authorization to increase the authorized number of directors from five to six. Below is information concerning such nominees, including information as to their age and business experience as of the Record Date. Unless otherwise instructed, our designated proxy holders will vote the proxies received by them for the six nominees named below. If any of our nominees are unable or decline to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. Each nominee has agreed to serve as a director, if elected.

Nominees for the Board of Directors

Amos Kohn

Amos Kohn, 52, has served as a member of our Board of Directors since 2003, as our President and Chief Executive Officer since 2008, and as our interim Chief Financial Officer since March 2011. Mr. Kohn has more than 20 years of successful global executive management experience, including multiple C-level roles across private and established, publicly-traded companies. Mr. Kohn has successfully managed cross-functional teams, driven corporations to high profitability, built customer loyalty, and led businesses through expansion and sustained growth. His areas of expertise include operations, technology innovation, manufacturing, strategic analysis, and planning and M&A. Mr. Kohn was Vice President of Business Development at Scopus Video Networks, Inc., a Princeton, New Jersey company that develops and markets digital video networking products (2006–2007); Vice President of Solutions Engineering at ICTV Inc., a leading provider of network-based streaming media technology solutions for digital video and web-driven programming, located in Los Gatos, California (2003–2006); Chief Architect at Liberate Technologies, a leading company in the development of a full range of digital media processing for telecom and cable TV industries, located in San Carlos, California (2000–2003); and Executive Vice President of Engineering and Technology at Golden Channel & Co., the largest cable television multiple-systems operator (MSO) in Israel, where he had executive responsibility for developing and implementing the entire nationwide cable TV system (1989–2000). Mr. Kohn holds a degree in electrical and electronics engineering and is named as an inventor on several U.S. and international patents. We believe that Mr. Kohn’s extensive executive-level management experience in diversified industries, including power electronics, telecommunications, cable television, broadcast, and wireless, as well as his service as a director on our Board since 2003, give him the qualifications and skills to serve as one of our directors.

Ben-Zion Diamant

Ben-Zion Diamant, 62, has served as a member of our Board and has been Chairman of our Board since 2001. From March 2008 through July 2008, he also served as our Interim President and Chief Executive Officer. He has served as Chief Executive Officer of Telkoor Telecom Ltd. (“Telkoor”) since August 2008; from 1994 through July 2008, he served as Chairman of the Board of Telkoor.  From 1992 through 1994, he was a partner and business development manager at Phascom, and from 1989 to 1992, he was a partner and manager at Rotel Communication. Mr. Diamant holds a B.A. degree in political science from Bar-Ilan University.  We believe that Mr. Diamant’s business development and executive-level experience, as well as his service as Chairman of our Board since 2001, give him the qualifications and skills to serve as one of our directors.

Yeheskel Manea

Yeheskel Manea, 66, has served as a member of our Board since 2002.  Since 1996, Mr. Manea has been a Branch Manager of Bank Hapoalim, one of the leading banks in Israel; he has been employed with Bank Hapoalim since 1972.  He holds a Bachelor of Arts degree in Economics and Business Administration from Ferris College, University of Michigan.  We believe that Mr. Manea’s extensive experience in the banking industry, as well as his service on our Board since 2002, give him the qualifications and skills to serve as one of our directors.

Robert O. Smith

Robert O. Smith, 67, has served as a member of our Board of Directors since November 2010, and since 2002 has served as a member of Digital Power’s Advisory Board. He is currently a C-level executive consultant working with Bay Area high-tech firms on various strategic initiatives in all aspects of their business. From 2004 to 2007, he served on the Board of Castelle Corporation. From 1990 to 2002, he was our President, Chief Executive Officer and Chairman of the Board. From 1980 to 1990, he held several management positions with Computer Products, Inc., the most recent being President of their Compower/Boschert Division. From 1970 to 1980, he held managerial accounting positions with Ametek/Lamb Electric and with the JM Smucker Company.  Mr. Smith received his BBA degree in Accounting from Ohio University.  We believe that Mr. Smith’s business development and executive-level experience, including his previous service as our President, Chief Executive Officer and Chairman of the Board, his extensive experience in the accounting industry, as well as his service as a member of our Board since November 2010, give him the qualifications to serve as one of our directors.

Haim Yatim

Haim Yatim, 49, has served as a member of our Board of Directors since September 2011. From 2006 until 2010, he served as Chief Financial Officer and Board Member of  SimiGon Ltd., a publicly traded company (AIM:SIM) that develops software for training and simulation industry. As SimiGon's CFO, Mr. Yatim managed the initial public offering process on AIM on the London Stock Exchange, including managing the legal due diligence process, working with underwriters and participating in a road show in UK and France with Investment Banks. Previously, Mr. Yatim served as CFO at Digital Power Corporation. As the company CFO, Mr. Yatim was responsible for financial reporting to the SEC, corporate accounting and tax preparation, budgeting, forecasting, and risk management. Prior his role at Digital Power, Mr. Yatim was a partner of Kost Forer Gabbay & Kasierer, a Member of Ernst & Young Global Limited where he advised on successful NASDAQ listings of technology companies. Mr. Yatim holds a B.Sc. in Accounting and Economics from University of Tel-Aviv, Israel. We believe that Mr. Yatim's prior service as our CFO, as well as his service as CFO of another publicly-traded company and accounting experience, give him the qualifications to serve as one of our directors.

Aaron Ben-Ze’ev

Since 2004, Aaron Ben-Ze'ev has served as President of the University of Haifa (the "University"), one of seven research universities in Israel, which has a budget more than $217 million and an enrollment of approximately 18,000 students. His term as President ended on September 30, 2012. As President, Professor Ben-Ze'ev was responsible for the overall administrative and financial direction of the University and  served as a member of the Financial Committee and the Investment Committee (which oversees an investment portfolio of about $200 million). Professor Ben-Ze'ev is a professor of Philosophy at the University, holds a B.A. degree in Philosophy and Economics and an M.A. in Philosophy from the University of Haifa, and a Ph.D. in Philosophy from the University of Chicago.  We believe Mr. Ben-Ze'ev's leadership role at the University gives him the qualifications and skills to serve as one of our directors.

Family Relationships

Two of Mr. Manea's children are married to two of Mr. Diamant's children. Mr. Diamant’s son, Ran Diamant, who is also Mr. Manea’s son-in-law, serves as the Corporate Secretary and Budget Controller of Telkoor Power Supplies Ltd. ("TPS"), and Mr. Diamant’s son, Guy Diamant, who is also Mr. Manea’s son-in-law, serves as the Vice President of Operations of TPS. TPS is a technology supplier to Digital Power and a wholly-owned subsidiary of our largest shareholder, Telkoor Telecom Ltd.  Other than those relationships, there are no family relationships among any of our directors or executive officers.

Vote Required and Recommendation of the Board

Directors are elected by the affirmative vote of the holders of a plurality of shares present or represented and entitled to vote thereon at the annual meeting.

The Board recommends that shareholders vote FOR each of the nominees listed above.

Board Meetings and Committees

As of the date of this Proxy Statement, our Board is composed of six members and maintains the following three standing committees: (1) the Audit Committee; (2) the Compensation Committee; and (3) the Nomination and Governance Committee. The membership and the function of each of the committees are described below. Our Board may from time to time establish a new committee or dissolve an existing committee depending on the circumstances. Current copies of the charters for the Audit Committee, Compensation Committee, and Nomination and Governance Committee can be found on our website at www.digipwr.com.

Our Board held six meetings during the year ended December 31, 2011. During that year, the Audit Committee held four meetings, the Compensation Committee held three meetings, and the Nomination and Governance Committee held one meeting. During the year ended December 31, 2011, all of the directors attended at least 75% of the meetings of the Board held during their tenure and 75% of the meetings, if any, of the Board committees upon which they served and held during their tenure. We encourage, but do not require, our Board members to attend the annual meeting of shareholders. Three of our directors attended our 2011 Annual Meeting of Shareholders.

Audit Committee

Messrs. Yatim, Manea, and Smith currently comprise the Audit Committee of our Board.   Our Board has determined that each of the current members of the Audit Committee satisfy the requirements for independence and financial literacy under the standards of the Securities and Exchange Commission (the “SEC”) and the NYSE MKT LLC ("NYSE Amex").  Digital Power is currently listed on NYSE Amex. Our Board has also determined that Mr. Manea qualifies as an “audit committee financial expert” as defined in SEC regulations and satisfies the financial sophistication requirements set forth in the NYSE Amex Rules.

The Audit Committee is responsible for, among other things, selecting and hiring our independent auditors, and approving the audit and pre-approving any non-audit services to be performed by our independent auditors; reviewing the scope of the annual audit undertaken by our independent auditors and the progress and results of their work; reviewing our financial statements, internal accounting and auditing procedures, and corporate programs to ensure compliance with applicable laws; and reviewing the services performed by our independent auditors to determine if the services rendered are compatible with maintaining the independent auditors’ impartial opinion.

Compensation Committee

Messrs. Yatim, Manea, and Smith currently comprise the Compensation Committee of our Board.   Our Board has determined that each of the current members of the Compensation Committee satisfy the requirements for independence under the standards of the SEC and the NYSE Amex.

The Compensation Committee is responsible for, among other things, reviewing and recommending executive compensation policies and practices; reviewing and recommending salaries, bonuses and other benefits paid to our officers, including our Chief Executive Officer and Chief Financial Officer; reviewing and recommending fees and other benefits paid to directors; and administering our stock option plans and other benefit plans. The Company's President and Chief Executive Officer recommends to the Compensation Committee and Board the amount of stock option will be grant to the Company's employees and consultants from time to time.

Nomination and Governance Committee

Messrs. Yatim, Manea, and Smith currently comprise the Nomination and Governance Committee of our Board.    Our Board has determined that each of the current members of the Nomination and Governance Committee satisfy the requirements for independence under the standards of the SEC and the NYSE Amex.

The Nomination and Governance Committee is responsible for, among other things, assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of shareholders to the Board; developing and recommending governance principles applicable to our Board; overseeing the evaluation of our Board and management; and recommending potential members for each Board committee to our Board.

Board candidates are considered according to various criteria such as their broad-based business and professional skills, experiences, personal integrity and judgment, global business and social perspective, and concern for the long-term interests of our shareholders. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the power-supply industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities.

While the Nomination and Governance Committee does not have a formal policy on diversity for members of the Board, it considers diversity of background, experience and qualifications in evaluating prospective Board members, as it believes that various points of view contribute to a more effective, engaged Board and to better decision-making processes.

Consideration of Director Nominees

You may propose director candidates for consideration by the Nomination and Governance Committee. Any such recommendations must comply with our bylaws and should include the nominee’s name and qualifications for Board membership. The recommendation should be directed to the Corporate Secretary, c/o Digital Power Corporation, 41324 Christy Street, Fremont, California 94538.

Code of Ethics

We have adopted a Code of Ethical Conduct that applies to our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions.   The Code of Ethical Conduct is designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations.  The full text of our Code of Ethical Conduct is published on our website at www.digipwr.com .  We will disclose any substantive amendments to the Code of Ethical Conduct or any waivers, explicit or implicit, from a provision of the Code on our website or in a Current Report on Form 8-K.

Board Leadership Structure and Role in Risk Oversight

Our Board as a whole is responsible for our risk oversight. Our executive officers address and discuss with our Board our risks and the manner in which we manage or mitigate such risks. While our Board has the ultimate responsibility for our risk oversight, our Board works in conjunction with its committees on certain aspects of its risk oversight responsibilities.  In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures; our Compensation Committee evaluates the risks associated with our compensation philosophy and programs and strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with our strategies and objectives; and our Nomination and Governance Committee oversees risks associated with our Code of Ethical Conduct.

We currently separate the positions of President/Chief Executive Officer and Chairman of the Board.  The Board believes that such structure is in the best interest of the Company at this time, as it allows for a more effective monitoring and objective evaluation of the performance of management.

Director Independence

Our Board has undertaken a review of the independence of each director and director nominee and has determined that Messrs. Manea, Yatim, Smith, and Ben-Ze'ev are independent, and that each director who serves on each of its committees is independent, as such term is defined by standards of the SEC and the NYSE Amex.  Messrs. Kohn and Diamant do not meet the independence standards above.

Director Compensation

Independent directors receive $10,000 annually for serving on our Board. The director designated by the Board as the Audit Committee financial expert receives an additional annual fee of $5,000 for serving as the financial expert. Directors are paid quarterly in arrears for their services.

Subject to Board approval, upon joining our Board, independent directors may also receive a grant of an option under our 2002 Stock Option Plan to purchase 10,000 shares of our common stock.  In addition, subject to Board approval, each independent director may be granted, on an annual basis, an option to purchase an additional 10,000 shares of our common stock.  Options vest over a four-year period, 25% per year. Each option has an exercise price equal to the fair market value of our common stock on the grant date and a maximum term of ten years, subject to earlier termination upon the cessation of service as a director.

Chairman of the Board of Directors, Ben-Zion Diamant, receives monthly consulting fees of $6,000 and no equity compensation.

The table below sets forth, for each non-employee director, the total amount of compensation related to his service during the year ended December 31, 2011:

Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ( $)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ben-Zion Diamant (1)						$18,000	$18,000
Yeheskel Manea	$15,000	-	$12,400	-	-	-	$27,400
Israel Levi (2)	$11,500	-	$12,400	-	-	-	$23,900
Haim Yatim	$-	-	$-	-	-	-	$-
Robert Smith	$10,000	-	$12,400	-	-	-	$22,400

(1) On September 12, 2011, the Company’s Board of Directors approved the payment of monthly consulting fees of $6,000 to Ben-Zion Diamant, our Chairman of the Board of Directors. These fees were first paid on October 5, 2011 and have continued to be paid on a monthly basis since such date. The Board’s decision to approve these fees was based on a recommendation by the Compensation Committee, in consideration for Mr. Diamant’s services to the Company, including manufacturing advisory and corporate advisory services. The Company’s obligation to pay the fees may be terminated at any time by further decision of the Board of Directors and will terminate upon a strategic transaction of the Company.

(2) Israel Levi was paid fees through his service as a Director which ended in September 2011.

Communications with the Board of Directors

If you wish to communicate with our Board or any Board committee or any member of the Board, please send a letter using the contact information provided below. Our Corporate Secretary will review each such communication and forward it to the appropriate Board member or members as he deems appropriate.

Write to the Board of Directors at:

Digital Power Corporation
41324 Christy Street
Fremont, CA  94538
Attention: Corporate Secretary

PROPOSAL NO. 2

APPROVAL OF 2012 STOCK OPTION PLAN

You are being asked to approve the adoption of our 2012 Stock Option Plan (the “2012 Stock Option Plan”). Under the 2012 Stock Option Plan, options to acquire up to 410,145 shares of common stock may be granted to the Company's directors, officers, employees and consultants. The Board of Directors believes that stock options are an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. We are committed to broad-based participation in the stock option program by employees at all levels and by directors, officers and consultants. We believe that the stock option program is important in order to maintain our culture, employee motivation and continued success.

The 2012 Stock Option Plan will become effective immediately upon shareholder approval. A copy of the 2012 Stock Option Plan is attached as Exhibit A.

Summary Description of the 2012 Stock Option Plan

Structure. The 2012 Stock Option Plan is a discretionary option grant program under which eligible individuals in the Company's employ or service as directors, officers or consultants, at the discretion of the Plan Administrator, may be granted options to purchase shares of common stock in the Company. The principal features of the program are described below:

Administration. The Compensation Committee of the Board of Directors will serve as the Plan Administrator with respect to the 2012 Stock Option Plan. The term "Plan Administrator" as used in this summary means the Compensation Committee and any other appointed committee acting within the scope of its administrative authority under the 2012 Stock Option Plan. The Plan Administrator has the authority to interpret the 2012 Stock Option Plan and the rights underlying any grants made subject to the 2012 Stock Option Plan. Any decision or action of the Plan Administrator in connection with the 2012 Stock Option Plan is final and binding.

Eligibility. Employees, directors, officers and consultants in the service of the Company or any subsidiary corporation (whether now existing or subsequently established) are eligible to participate in the 2012 Stock Option Plan. Eligible persons include in the case of an incentive stock option, employees of the Company or a subsidiary, and in the case of a non-qualified stock option, employees, directors, officers and consultants of the Company or a subsidiary. Determinations as to eligibility shall be made by the Plan Administrator.  As of October 14, 2012, the Company had approximately 30 employees, six directors, one executive officer, and several consultants.  Subject to Board approval, upon joining our Board, independent directors may receive a grant of an option under our 2012 Stock Option Plan to purchase 10,000 shares of our common stock. In addition, subject to Board approval, each independent director may be granted, on an annual basis, an option to purchase an additional 10,000 shares of our common stock under the 2012 Stock Option Plan.

Share Reserve. The total number of shares of common stock reserved and available for issuance under the 2012 Stock Option Plan is 410,145.  As of October 15, 2012, the market value of such shares of common stock was $549,594. The shares issuable under the 2012 Stock Option Plan may be made available either from the Company's authorized but unissued common stock or from common stock reacquired by the Company, including shares purchased in the open market. In addition, shares subject to any outstanding options under the 2012 Stock Option Plan which expire or terminate prior to exercise will be available for subsequent issuance.

Valuation. For purposes of establishing the option price for an incentive stock option and for all other valuation purposes under the 2012 Stock Option Plan, the fair market value per share of common stock on any relevant date under the 2012 Stock Option Plan is closing price of the shares of common stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal.

Terms and Conditions of Option Grants. One or more options may be granted to each eligible person. The options granted under the 2012 Stock Option Plan will be evidenced by an option agreement, which will expressly identify the option as an incentive stock option or a non-qualified stock option. The Plan Administrator shall specify the grant date, number of shares covered by the option, exercise price, terms and conditions for the exercise of the options. No option under the 2012 Stock Option Plan shall terminate later than ten years after the date of grant subject to the following provision. In the case of an incentive stock option when the optionee owns more than 10% of the total combined voting power of all classes of stock, the option shall expire not later than five years after the date of grant. The maximum value of shares subject to options which can be granted as incentive stock options under the 2012 Stock Option Plan during any calendar year to an individual is $100,000. Shareholder approval of this Proposal will also constitute approval of that limit for purposes of Internal Revenue Code Section 162(m).

Exercise of Options. Options may be exercised by delivery to the Company of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be 100% of the fair market value of the shares on the date of grant. The exercise price of any incentive stock option granted to a ten percent shareholder will not be less than 110% of the fair market value of the shares on the date of grant.

Payment for shares purchased pursuant to the 2012 Stock Option Plan may be made by cash or check. The Administrator may allow other forms of payment, where permitted by law, by (i) surrender of shares of the Company owned by the optionee more than six months, or that were obtained by the optionee on the open market, (ii) cancellation of indebtedness of the Company to the Participant, (iii) through a "same day sale" commitment from the optionee and a broker-dealer that is a member of the Financial Industry Regulatory Authority, Inc. (a "FINRA dealer") whereby the optionee irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price, and whereby the FINRA dealer commits to forward the exercise price directly to the Company, (iv) a "margin" commitment from the optionee and an FINRA dealer whereby the optionee irrevocably elects to exercise his or her option and to pledge the shares so purchased to the FINRA dealer in a margin account as security for a loan from the FINRA dealer in the amount of the exercise price, and whereby the FINRA dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company or (v) "immaculate cashless exercise" in which the optionee exercises by forfeiting the option shares at their exercise price.

Reload Option. The Plan Administrator of the 2012 Stock Option Plan may, in its discretion, grant optionee a reload option. An optionee with a reload option, who pays for his or her stock in whole or in part with stock owned by the optionee, may be granted another option to purchase the number of shares tendered at a price no less than fair market value of the shares at the date the additional option is granted. The purpose of the reload option is to encourage insiders to own stock in the Company.

Transferability of Options. No option shall be transferable other than by will or by the laws of descent and distribution, and during the lifetime of the optionee only the optionee, his or her guardian or legal representative may exercise an option. However, the Plan Administrator may provide for transfer of an option (other than an incentive stock option) without payment of consideration to designated family members and certain other entities specified in the 2012 Stock Option Plan. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to the Company of a written stock option assignment request.

Termination of Employment. If optionee's employment is terminated, vested incentive stock options may be exercised at any time within three months after the date of such termination, but in no event after the termination of the option as specified in the option agreement. If an employee continues service to the Company after termination of employment, the employee need not exercise the option within three months of termination of employment, but may exercise within three months of termination of his or her continuing service as a consultant, advisor or work performed in a similar capacity, but if the options held are incentive stock options and employee exercises after three months of termination of employment, the options will not be treated as incentive stock options.

Retirement, Death or Permanent Disability. If an optionee under the 2012 Stock Option Plan ceases to be an employee of the Company due to retirement, the optionee may exercise the option within the maximum term of the option as it existed on the date of retirement. If the optionee does not exercise within three months of retirement, no option shall qualify as an incentive stock option if it was otherwise so qualified. If a optionee becomes permanently and totally disabled or dies while employed by the Company or its subsidiary, vested options may be exercised by the optionee, the optionee's personal representative, or by the person to whom the option is transferred by will or the laws of descent and distribution at any time within one (1) year after the termination of employment resulting from the disability or death, but in no event after the expiration of the option as set forth in the option agreement.

Current or Former Directors. Current or former directors may exercise vested options at any time during the maximum term of the option.

Suspension or Termination of Options. If the Plan Administrator reasonably believes that optionee has committed an act of misconduct, the Plan Administrator may suspend the optionee's right to exercise any option pending a final determination by the Plan Administrator. If the Plan Administrator determines that the optionee has committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty or deliberate disregard of the Company's rules, makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any of the Company's customers or contracting parties to breach a contract with the Company or induces any principal for whom the Company acts as an agent to terminate such agency relationship, neither the optionee nor his or her estate shall be entitled to exercise any option whatsoever. The determination of the Plan Administrator shall be final and conclusive unless overruled by the Board of Directors.

Dissolution, Liquidation, or Merger and Change of Control. In the event of an occurrence after which the Company no longer survives as an entity, the Plan Administrator may, in its discretion, cancel each outstanding option upon payment to the Participant of adequate consideration as specified in the 2012 Stock Option Plan. The Plan Administrator may also accelerate the time within which each outstanding option may be exercised. After a merger, consolidation, combination or reorganization in which the Company is the survivor, the Plan Administrator shall determine any appropriate adjustments to outstanding options.

In the event a change of control of the Company, as defined in the 2012 Stock Option Plan, then all outstanding options shall fully vest immediately upon the Company's public announcement of such a change. A change of control generally occurs when one transaction or series of transactions results in the issuance of 50% of voting securities, the Company is acquired in some form of merger or consolidation in which the Company does not survive, or when substantially all the assets of the Company are sold.

The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Changes in Capitalization. In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2012 Stock Option Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

Shareholder Rights. No optionee will have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares.

Special Tax Election. The Plan Administrator may, in its discretion, provide one or more holders of outstanding options under the 2012 Stock Option Plan with the right to have the Company withhold a portion of the shares of common stock otherwise issuable to such individuals in satisfaction of the income and employment withholding taxes to which they become subject in connection with the exercise of those options. Alternatively, the Plan Administrator may allow such individuals to deliver existing shares of common stock in satisfaction of such withholding tax liability.

Amendment and Termination. The Board may amend, suspend or terminate the 2012 Stock Option Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the rights of any person under any outstanding options without such person's consent not unreasonably withheld. Further, the Board of Directors may, in its discretion, determine that any amendment should be effective only if approved by the stockholders even if such approval is not expressly required by the 2012 Stock Option Plan or by law.

Unless sooner terminated by the Board, the 2012 Stock Option Plan will in all events terminate on December 5, 2022. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

Predecessor Option Plan. The Company's previous option plan in effect was the 2002 Stock Option Plan (the "2002 Stock Option Plan"), which expired on September 23, 2012, ten years after shareholder approval. Under the 2002 Stock Option Plan, a total of 1,219,000 options were issued prior to its expiration and 204,997of those options have been exercised to date. There are no material differences between the 2002 Stock Option Plan and the 2012 Stock Option Plan, except that the number of shares reserved for issuance under each plan changed from 1,219,000 shares in the 2002 Stock Option Plan to 410,145 shares in the 2012 Stock Option Plan.

Predecessor Option Agreements.  All outstanding  options under any predecessor option agreement continues to be governed solely by the terms of the documents evidencing such options and no provisions of the 2012 Stock Option Plan affect or otherwise modify the rights or obligations of the holders of those options.

Securities Laws. No option shall be effective unless made in compliance with all federal and state securities laws, rules and regulations and in compliance with any rules on any exchange on which shares are quoted.

Other Provisions. The option agreements may contain such other terms, provisions and conditions not inconsistent with the 2012 Stock Option Plan as may be determined by the Board or the Plan Administrator.

Federal Income Tax Consequences of Options Granted Under the 2012 Stock Option Plan

Options granted under the 2012 Stock Option Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to forfeiture in the event of the optionee's termination of service, the optionee will not recognize any taxable income at the time of exercise, but will have to report as ordinary income as and when the Company's forfeiture lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the forfeiture to the Company lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the forfeiture lapses.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Deductibility of Executive Compensation

The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

Vote Required and Recommendation of the Board

The affirmative vote of a majority of the shares voting is required to approve the 2012 Stock Option Plan. However, the number of shares voting affirmatively must be greater than twenty-five percent (25%) of the outstanding shares, to approve the 2012 Stock Option Plan.

The Board recommends that shareholders vote FOR approval of the 2012 Stock Option Plan.

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT AUDITORS

General

Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global Limited (“E&Y”), has served as our independent registered public accounting firm since 2002 and has been appointed by the Audit Committee to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

Shareholder ratification of E&Y as our independent registered public accounting firm is not required by our bylaws or otherwise. The Board is seeking such ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection of E&Y as our independent registered public accounting firm, the Audit Committee will consider whether or not to retain that firm for the year ending December 31, 2013. Even if the selection is ratified, we may appoint a different independent registered public accounting firm during the year if the Audit Committee determines that such a change would be in the best interests of Digital Power and our shareholders. We do not expect a representative of E&Y to be present at the annual meeting or otherwise be available to make a statement or respond to questions.

E&Y also serves as the independent auditors of Telkoor, our largest shareholder. The auditing of our and Telkoor’s financial statements are handled by separate teams within E&Y.

Fees and Services

The following table shows the aggregate fees billed to us for professional services by E&Y for the fiscal years ended December 31, 2011 and 2010:

	2011	2010
Audit Fees	$123,000	$123,000
Audit-Related Fees	$-0-	$-0-
Tax Fees	$-0-	$-0-
All Other Fees	$-0-	$-0-
Total	$123,000	$123,000

Audit Fees. This category includes the aggregate fees billed for professional services rendered for the audits of our financial statements for the fiscal years ended December 31, 2011 and 2010, for the reviews of the financial statements included in our quarterly reports on Form 10-Q during the fiscal years ended December 31, 2011 and 2010, and for other services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees. This category includes the aggregate fees billed in each of the last two fiscal years for assurance and related services by the independent auditors that are reasonably related to the performance of the audits or reviews of the financial statements, are not reported above under "Audit Fees," and generally consist of fees for other engagements under professional auditing standards, accounting and reporting consultations, internal control-related matters, and audits of employee benefit plans.

Tax Fees. This category includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by the independent auditors for tax compliance, tax planning and tax advice.

All Other Fees.  This category includes the aggregate fees billed in each of the last two fiscal years for products and services provided by the independent auditors that are not reported above under "Audit Fees," "Audit-Related Fees," or "Tax Fees."

The Audit Committee’s policy is to pre-approve all services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may also pre-approve particular services on a case-by-case basis. Our independent auditors are required to report periodically to the Audit Committee regarding the extent of services they provide in accordance with such pre-approval.

Vote Required and Recommendation of the Board

The ratification of the appointment of E&Y requires the affirmative vote of the holders of a majority of shares present or represented and entitled to vote thereon at the annual meeting.

The Board recommends that shareholders vote FOR the ratification of the appointment of the independent auditors.

REPORT OF THE AUDIT COMMITTEE

In accordance with Securities and Exchange Commission regulations, this Audit Committee report is not deemed to be filed with the SEC.

The Audit Committee oversees the financial reporting process for Digital Power on behalf of the Board.  In fulfilling its oversight responsibilities, the Audit Committee reviews Digital Power’s internal accounting procedures, consults with, and reviews the services provided by, Digital Power’s independent auditors, and makes recommendations to the Board regarding the appointment of independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from Digital Power and its management. The independent auditors provided the written disclosures and the letter required by Independence Standards Board Standard No. 1.

The Audit Committee has also met and discussed with Digital Power’s management, and with its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by Digital Power, and the selection of Digital Power’s independent auditors. In addition, the Audit Committee discussed with the independent auditors, with and without management present, the specific results of audit investigations and examinations and the auditors’ judgments regarding any and all of the above issues.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2011, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Audit Committee of the Board of Directors of
Digital Power Corporation

Haim Yatim
Yeheskel Manea
Robert O. Smith

SECURITY OWNERSHIP

Except as otherwise indicated below, the following table sets forth certain information regarding beneficial ownership of our common stock as of the Record Date by (1) each of our current directors and nominees; (2) each of the named executive officers listed in the Summary Compensation Table located below in the section entitled “Executive Compensation” (except for Assaf Itshayek, who resigned his position as CFO of the Company effective March 31, 2011); (3) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock based upon Schedules 13G or 13D filed with the Securities and Exchange Commission; and (4) all of our directors and executive officers as a group. As of the Record Date, there were 6,863,150 shares of our common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities.  Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, to our knowledge, the persons named in the table have sole voting and sole investment power with respect to all common stock shown as beneficially owned by them, subject to applicable community property laws. The table below is based upon information supplied by officers, directors and principal shareholders, Schedules 13D and 13G and Forms 3 and 4 filed with the Securities and Exchange Commission as of the Record Date.  Unless otherwise indicated below, the address of each beneficial owner listed below is c/o Digital Power Corporation, 41324 Christy Street, Fremont, California 94538.

Beneficial owner (1)	Shares Beneficially Owned		Percent of Class Beneficially Owned
Telkoor Telecom Ltd. 5 Giborei Israel Netanya 42293 Israel	2,897,110		39.75%
Ben-Zion Diamant	3,239,063	(2)	44.44%
Amos Kohn	377,504	(3)	5.18%
Yeheskel Manea	42,500	(4)	*
Israel Levi	7,500	(4)	*
Robert O. Smith	106,000	(5)	1.45%
Aaron Ben-Ze’ev	0		*
Haim Yatim	0		*
All directors and executive officers as a group (6 persons)	3,772,567	(6)	51.76%
5% Stockholders
Barry W. Blank P.O. Box 32056 Phoenix, AZ 85064	618,375	(7)	8.5%
*         Less than one percent.

(1)   This table is based upon information supplied by executive officers, directors and principal stockholders, Schedules 13D and 13G filed with the SEC, and information otherwise available to the Company. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 6,863,150 shares outstanding on October 12, 2012, adjusted as required by rules promulgated by the SEC.

(2)   Mr. Diamant serves as a director of Telkoor.  The shares beneficially owned by Mr. Diamant represent (a) 62, 500 shares of common stock subject to options held by Mr. Diamant that are currently exercisable or exercisable within 60 days as of October 12, 2012; (b) 167,504 shares of common stock owned by the Digital Power Employee Stock Ownership Plan (“ESOP”), for which Mr. Diamant serves as a trustee; and (c) 2,897,110 shares beneficially owned by Telkoor. Mr. Diamant disclaims beneficial ownership of the shares held by Telkoor, except to the extent of his proportionate pecuniary interest therein.

(3)   Represents (a) 210,000 shares of common stock subject to options that are currently exercisable or exercisable within 60 days as of October 12, 2012; and (b) 167,504 shares of common stock owned by the Digital Power ESOP, for which Mr. Kohn serves as a trustee.

(4)   Represents shares of common stock subject to options that are currently exercisable or exercisable within 60 days as of October 12, 2012.

(5)   Includes (a) 102,500 shares of common stock subject to options that are currently exercisable or exercisable within 60 days as of October 12, 2012 and (b) 3,500 shares of common stock held by Charles Schwab.

(6)   See Notes (1) - (5) above. Includes 382,500 shares that current directors and executive officers have the right to acquire within 60 days of October 12, 2012.

(7)   Number of shares is based on information available to the Company as of October 12, 2012.

Section 16(a) Beneficial Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors, and persons who own more than ten percent of our common stock to file reports of ownership on Form 3 and changes in their ownership on Form 4 or 5 with the SEC. These persons are required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3, 4 and 5 received by us, or written representations from certain reporting persons, we believe that, during the year ended December 31, 2011, all Section 16(a) filing requirements applicable to our officers, directors and more than ten percent shareholders were fulfilled, with the following exceptions:

Name	Number of Late Insider Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Required Forms
Amos Kohn	1	1	-

Yeheskel Manea	2	2	-

Robert Smith	1	1	-

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities for the fiscal years ended December 31, 2011 and 2010 by our (i) Chief Executive Officer and (ii) executive officers, other than the Chief Executive Officer, whose salaries for the 2011 fiscal year, as determined by Regulation S-K, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Award ($)	Option Award ($)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (1)	Total Compensation ($)
Amos Kohn, Chief Executive Officer (2)	2011	200,000			114,000			54,601	368,601
	2010	195,833			25,901			41,123	262,857
Assaf (Assi) Itshayek, Chief Financial Officer (3)	2011	37,597						1,831	39,428
	2010	133,188			6,061			12,775	152,024

(1) The amounts in “All Other Compensation” consist primarily of health insurance benefits, and also include long-term and short-term disability insurance benefits.

(2) Mr. Kohn became our President and Chief Executive Officer in 2008.  Prior to that date, he had served as a non-employee member of our Board since 2003.  The 2011 and 2010 compensation set forth above for Mr. Kohn includes consulting fees of approximately $38,000 and $19,000, respectively, paid to TechLead, a company for which Mr. Kohn serves as CEO.

(3) Mr. Itshayek became a Named Executive Officer in January, 2010. Mr. Itshayek resigned in March, 2011.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding equity awards as of December 31, 2011 to the Named Executive Officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Amos Kohn	10,000	-	-	$0.96	8/5/2013	-	-	-	-
	10,000	-	-	$1.05	5/8/2014	-	-	-	-
	10,000	-	-	$1.19	2/28/2015	-	-	-	-
	10,000	-	-	$1.16	3/9/2016	-	-	-	-
	10,000	-	-	$1.66	3/9/2017	-	-	-	-
	37,500	12,500	-	$0.84	7/3/2018	-	-	-	-
	7,500	2,500	-	$0.79	9/19/2018	-	-	-	-
	25,000	25,000	-	$1.79	8/11/2019	-	-	-	-
	18,750	56,250	-	$1.51	12/01/2020	-	-	-	-
	-	100,000	-	$1.60	09/11/2021	-	-	-	-

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2011 with respect to compensation plans under which our common shares are authorized for issuance, aggregated as follows:

•	All compensation plans previously approved by security holders; and
•	All compensation plans not previously approved by security holders.

EQUITY COMPENSATION PLAN INFORMATION

Name	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	792,763	$1.33	410,145
Equity compensation plans not approved by security holders	-	-	-
Total	1,110,000	$1.17	486,645

Employee Stock Ownership Plan

We adopted an Employee Stock Option Plan, or ESOP, in conformity with ERISA requirements. As of December 31, 2011, the ESOP owned, in the aggregate, 167,504 shares of our common stock. All eligible employees participate in the ESOP based on the employee’s level of compensation and length of service. Participation in the ESOP is subject to vesting over a six-year period.  We have not distributed shares to participants since 1998. Our shares of common stock owned by the ESOP are voted by the ESOP trustees. Messrs. Diamant and Kohn are the current trustees of the ESOP.

Stock Option Plans

Our stock option plans currently consist of the Digital Power 2002, 1998, and 1996 Incentive Share Option Plans (the “Stock Option Plans”). The purpose of the Stock Option Plans is to encourage stock ownership by employees, officers, and directors by giving them a greater personal interest in the success of the business and by providing them an added incentive to advance in their employment or service to Digital Power. The Stock Option Plans provide for the grant of either incentive or non-statutory stock options. The exercise price of any stock option granted under the Stock Option Plans may not be less than 100% of the fair market value of our common stock on the date of grant.

To the extent that an incentive stock option may be exercised in any given year for more than $100,000, the option will be deemed to be a non-statutory stock option. Generally, our stock option agreements permit cashless exercises where options are exercised and the underlying common stock is sold on the same day. Unless otherwise provided by the Board, an option granted under the Stock Option Plans is exercisable for ten years. The Stock Option Plans are administered by the Compensation Committee, which has discretion to determine optionees, the number of shares to be covered by each option, the exercise schedule and other terms of the options. The Stock Option Plans may be amended, suspended, or terminated by the Board, but no such action may impair rights under a previously granted option. Each incentive stock option is exercisable, during the lifetime of the optionee, only so long as the optionee remains employed with us.  In general, no option is transferable by the optionee other than by will or by the laws of descent and distribution.

As of December 31, 2011, of the 2,272,000 shares of our common stock authorized under the Stock Option Plans, options to purchase 792,763 shares of common stock were issued and outstanding. No options were granted under the Digital Power 1998 and 1996 Incentive Share Option Plans during the year ended December 31, 2011, as these plans expired prior to January 1, 2011.  As of January 1, 2011, 1,514,145 shares were available for issuance under the 2002 Incentive Share Option Plan, and as of December 31, 2011, 793,763 shares were available for issuance under such Plan.

401(k) Plan

We have adopted a tax-qualified employee savings and retirement plan, or 401(k) plan, which generally covers all of our full-time employees. Pursuant to the 401(k) plan, eligible employees may make voluntary contributions to the plan up to a maximum of 5% of eligible compensation. The 401(k) plan permits, but does not require, matching contributions by Digital Power on behalf of plan participants. We match contributions at the rate of (1) $1.00 for each $1.00 contributed, up to 3% of the base salary and (2) $0.50 for each $1.00 contributed thereafter, up to 5% of the base salary. We are also permitted under the plan to make discretionary contributions. The 401(k) plan is intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible to Digital Power when made, and neither the contributions nor the income earned on those contributions is taxable to plan participants until withdrawn. All 401(k) plan contributions are credited to separate accounts maintained in trust.

Employment Agreements

Employment Agreement with Amos Kohn

 Effective June 1, 2008, the Company entered into an employment agreement with Amos Kohn, its President and Chief Executive Officer (the “Employment Agreement”).  Pursuant to the Employment Agreement, Mr. Kohn was entitled to receive an initial annual base salary of $175,000 and was granted a stock option to purchase 50,000 shares of the Company’s common stock at a price equivalent to the fair market value of the Company’s shares on the date that the option grant was approved by the Company’s Board pursuant to the Company’s 2002 Stock Option Plan.

The Employment Agreement provides that if Mr. Kohn serves continuously as the Company’s President and Chief Executive Officer and (i) if certain performance objectives were met during 2008, his base salary during 2009 would increase to $200,000 or he would receive a bonus in the amount of $87,500; (ii) if certain performance objectives were met during 2009, he would receive a bonus equal to his then base salary times a fraction, the numerator of which is the Company’s gross profit for 2009 and the denominator of which is the Company’s gross revenue for 2009; and (iii) if certain performance objectives were met during 2010, he would receive a bonus equal to his then base salary times a fraction, the numerator of which is the Company’s gross profit for 2010 and the denominator of which is the Company’s gross revenue for 2010.  Effective January 1, 2009, Mr. Kohn’s base salary was increased to $200,000; although some performance goals for the Company during 2008 were not met, the Compensation Committee determined that, since the shortfall from the performance goals was not material, Mr. Kohn would receive an increase in his base salary to $200,000.   No cash bonuses were paid in 2010 or 2011.

Also pursuant to the Employment Agreement, if on or after January 1, 2009, (i) Mr. Kohn is terminated by the Company without cause or (ii) a change in control of the Company (as defined in the Employment Agreement) occurs, and Mr. Kohn resigns with good reason within six months following such change in control, Mr. Kohn will be entitled to the following benefits: six to twelve months of his then base salary, depending on whether certain performance goals have been achieved; health benefits for up to four months following termination; and acceleration of one year’s worth of vesting of any outstanding stock options.

On September 12, 2011, the Compensation Committee of the Board (the “Compensation Committee”) decided to grant Mr. Kohn an option to purchase 100,000 shares of the Company’s common stock. The option vests in equal annual installments over a four-year period.

On August 6, 2012, the Compensation Committee in recognition of the considerable effort Mr. Kohn has made on behalf of the Company since January 2011, including but not limited to his leadership in connection with the Company's increased profitability over previous periods, approved a cash bonus of $25,000.

Mr. Kohn continues to serve as the Company’s President, Chief Executive Officer, and interim Chief Financial Officer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Employment Agreement with Amos Kohn

We entered into an employment agreement, effective June 1, 2008, with our President and Chief Executive Officer, Amos Kohn. See the discussion of this agreement located above in the section entitled “Executive Compensation – Employment Agreements”.

Relationship with Telkoor Power Supplies Ltd.

In the fiscal years ended December 31, 2011 and 2010, we purchased approximately $2,595,866 and $3,877,000, respectively, of products from Telkoor Power Supplies, Ltd., a wholly-owned subsidiary of our largest shareholder, Telkoor, of which Ben-Zion Diamant is the Chief Executive Officer.  We have no written agreement for the purchase of these products, other than purchase orders that are placed in the ordinary course of business when the products are needed.  In addition, in coordination with Telkoor, and in order to accelerate delivery and reduce the cost of some of the products we purchase from Telkoor, we have obtained the right to order products directly from Telkoor's contract manufacturers, as well as from our own contract manufacturers in China, in exchange for the payment of royalties to Telkoor.

Mr. Diamant is our Chairman of the Board of Directors and is the Chief Executive Officer, a director, and the majority shareholder of Telkoor.

Purchase of IP from Telkoor by Digital Power Limited

On August 25, 2010, Digital Power and its wholly-owned subsidiary, Digital Power Limited (“DPL”) entered into an agreement with TPS, pursuant to which, among other things, (1) TPS sold, assigned and conveyed to DPL all of its right, title and interest in and to the intellectual property associated with the Compact Peripheral Component Interface 600 W AC and DC power supply series (the “Assets”) and (2) DPL granted to TPS an irrevocable license to sell the Assets in the State of Israel on an exclusive basis, for which TPS agreed to pay to DPL royalty fees.  In consideration for the intellectual property, DPL paid to TPS $480,000. The consideration for the license provided to TPS to sell the Assets in the State of Israel is a royalty fee of 15% of TPS's direct production costs of sales, due on a quarterly basis.

Acquisition of 8.8% of the shares of Telkoor by DPL

Digital Power announced on June 20, 2011 that Company through its wholly-owned subsidiary, Digital Power Limited ("DPL") had acquired 1,136,666 shares of Telkoor for $0.88 per share, which represents 8.8% of the outstanding shares of Telkoor. As a result of the transaction, an existing manufacturing agreement between Digital Power and Telkoor will be updated and extended.  In addition, subject to the approval of its board of directors, Telkoor intends to consider the appointment of Amos Kohn, President and CEO of Digital Power, to its board of directors, and intends to consider a policy for the payment of dividends to shareholders.

PROPOSALS OF SHAREHOLDERS

If any shareholder intends to submit a proposal to be considered for inclusion in our proxy materials in connection with our 2012Annual Meeting of Shareholders, the proposal must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, and must be delivered to Digital Power no later than August 7, 2013.  Such proposals should be delivered to Digital Power Corporation, 41324 Christy Street, Fremont, CA 94538, Attention: Corporate Secretary.

Shareholder proposals to be submitted for consideration at our 2013 Annual Meeting but not submitted for inclusion in our proxy materials for that meeting, including shareholder nominations for candidates for election as directors, must be timely received by our Corporate Secretary.  To be timely, a shareholder’s notice of the proposal must be  delivered or mailed and received at the principal executive offices of the Company not less than 40 days and not more than 60 days prior to the annual meeting; provided, however, that, in the event that less than 50 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder,  to be timely, must be received at the principal executive offices of the Company no later than the close of business on tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.  A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Company’s books, of the shareholder proposing such business, (3) the class and number of the shares of the Company which are beneficially owned by the shareholder, and (4) any material interest of the shareholder in such business.

ANNUAL REPORT TO SHAREHOLDERS

The Annual Report on Form 10-K for the fiscal year ended December 31, 2011, including audited financial statements, was sent or given to the shareholders concurrently with this Proxy Statement, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.  The Form10-K and all other periodic filings made with the Securities and Exchange Commission are available on our website at www.digipwr.com.

OTHER BUSINESS

The Board is not aware of any other matters to be presented at the annual meeting. If any other matter should properly come before the annual meeting, the persons appointed as proxy holders intend to vote the shares represented in accordance with the recommendations of the Board.

By Order of the Board of Directors

/s/ Amos Kohn
Amos Kohn
President and Chief Executive Officer
October 22, 2012

Exhibit A

DIGITAL POWER CORPORATION
2012 STOCK OPTION PLAN

1.            PURPOSE.  The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company, or a Subsidiary of the Company, by offering them an opportunity to participate in the Company's future performance through the award of Options.  Capitalized terms not defined in the text are defined in Section 22.

2.            ADOPTION AND SHAREHOLDER APPROVAL.  This Plan shall be approved by the shareholders of the Company, consistent with applicable laws, after the date this Plan is adopted by the Board.  No Option shall be granted after termination of this Plan, but all Options granted prior to termination shall remain in effect in accordance with their terms.  The Effective Date of this Plan will be the date approved by the shareholders.  So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.

3.            TERM OF PLAN.  Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the shareholders.

4.            SHARES SUBJECT TO THIS PLAN.

4.1.          Number of Shares Available. Subject to Section 4.2, the total number Shares reserved and available for grant and issuance pursuant to this Plan will be 410,145.

a.             Subject to Section 4.2, Shares will again be available for grant and issuance in connection with future Options under this Plan, if the shares are subject:

i.            to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option;

ii.           to an Option granted hereunder but are forfeited; or

iii.          to an Option that otherwise terminates without Shares being issued.

However, in the event that prior to the Option's forfeiture, termination, expiration or lapse, the holder of the Option at any time received one or more elements of "beneficial ownership" pursuant to such Option (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Option shall not again be made available for regrant under the Plan.

b.            At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan.  The Shares to be issued hereunder upon exercise of an Option may be either authorized but unissued, or previously issued and subsequently reacquired.  However, when the exercise price for an Option granted under this Plan is paid in an "immaculate" or "cashless" exercise with previously outstanding shares or with the shares underlying the Option which is being exercised, the total number of Shares for which Options granted under this Plan may thereafter be exercised shall be irrevocably reduced by the total number of Shares for which such Option is thus exercised without regard to the number of shares received or retained by the Company in connection with that exercise.  The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

i.            The grant of an Option shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Option.

ii.           While an Option is outstanding, it shall be counted against the authorized pool of Shares regardless of its vested status.

4.2            Adjustments.  Should any change be made to the Stock of the Company by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, the Administrator shall make appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Option in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Option shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure all Options are to purchase a whole number of Shares.

5.            ADMINISTRATION OF THIS PLAN.

5.1           Authority.  Authority to control and manage the operation and administration of this Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee or subcommittee consisting of two (2) or more members of the Board, all of whom are Outside Directors and who satisfy the requirements under the Exchange Act for administering this Plan (the "Committee"). Members of the Committee may be appointed from time to time by and shall serve at the pleasure of the Board.  The Board at any time may abolish the Committee and reinvest in the Board the administration of this Plan.  As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

5.2.           Interpretation.  Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan; to select Participants; determine the form and terms of Options; determine the number of Shares subject to Options; determine whether Options will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Options under this Plan or any other incentive or compensation plan of the Company; to further define the terms used in this Plan; to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Option Agreement; to provide for rights of refusal and/or repurchase rights; to amend outstanding Option Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Option or in furtherance of the powers provided for herein; to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan; to accelerate the vesting of any Option; and to make all other determinations necessary or advisable for the administration of this Plan.

Any decision or action of the Administrator in connection with this Plan or Options granted or shares of Stock purchased under this Plan shall be final and binding.  The Administrator shall not be liable for any decision, action or omission with respect to this Plan, or any Options granted or shares of Stock sold under this Plan.

5.3            Limitation on Liability.  To the extent permitted by applicable law in effect from time to time, no member of the Committee or the Board of Directors shall be liable for any action or omission of any other member of the Committee or the Board of Directors nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence, arising out of or related to this Plan.  The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee or Board in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee or Board arising with respect to this Plan or administration thereof or out of membership on the Committee or Board or by the Company, or all or any combination of the preceding, provided the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders.  Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action.  The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used on this section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

6.            GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

6.1.           Grant of Options.  One or more Options may be granted to any Eligible Person.  Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under this Plan may be granted.  Each Option granted under this Plan will be evidenced by an Option Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-qualified Stock Option.

Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options.  If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option.  As soon as practicable after the Grant Date, the Company will provide the Participant with a written Option Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option.  The maximum value of Shares subject to Incentive Stock Options which can be granted under the Plan during any calendar year to any individual is $100,000.

The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

6.2.           General Terms and Conditions.  Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

6.2.1.           Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting.  The Option Agreement shall contain any such vesting schedule.

6.2.2.           Option Term.  Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than 10 years after the grant of the Option (and no later than 5 years in the case of an Incentive Stock Option when the Optionee owns more than 10% of the total combined voting power of all classes of stock of the Company ("Ten Percent Shareholder")), and shall be subject to earlier termination as hereinafter provided.

6.2.3.           Exercise Price.  The Exercise Price of any Option shall be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant.  Payment for the Shares purchased shall be made in accordance with Section 7 of this Plan.  The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an Option price in excess of the Fair Market Value on the date the Option is granted (the so-called "Premium Price" Option) to encourage superior performance.

6.2.4.           Method of Exercise.  Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

6.2.5.           Transferability of Options.  Except as otherwise provided below for Non-qualified Stock Options, no Option shall be transferable other than by will or by the laws of descent and distribution, and during the lifetime of a Participant, only the Participant, his or her guardian or legal representative may exercise an Option.  A Participant may designate a beneficiary to exercise his or her Options after the Participant's death.  At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company or trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment.  The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate.  A request to assign an Option may be made only by delivery to the Company of a written stock option assignment request  (the "Assignment Request") in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee and containing such other representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws.
6.2.6.           Exercise After Certain Events.

i.           Termination of Employment - Employee/Officer

(1)             Incentive Stock Options.

(a)           Termination of All Services.  If for any reason other than Retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company or a Subsidiary (including employment as an officer of Company or a Subsidiary), vested Incentive Stock Options held at the date of such Termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Option Agreement and (ii) ten years from the Grant Date (five years for a Ten Percent Shareholder)).

(b)           Continuation of Services as Consultant/Advisor.  If a Participant granted an Incentive Stock Option Terminates employment, but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, the Participant need not exercise the Incentive Stock Option within three months of Termination of employment, but shall be entitled to exercise within three (3) months of Termination of consultant, advisor, or similar services to Company or the Subsidiary (and within one (1) year in the event of permanent and total disability or death) or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement and (ii) ten years from the Grant Date (five years for a Ten Percent Shareholder)).  However, if the Participant does not exercise within three (3) months of termination of employment under the conditions permitted under this Section 6.2.6(i)(1)(b), the Option will not qualify as an Incentive Stock Option.

(2)           Non-Qualified Stock Options.

(a)           Termination of All Services.  If for any reason other than Retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company or a Subsidiary (including employment as an Officer of the Company or a Subsidiary), vested Non-qualified Stock Options held at the date of such Termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date).

(b)           Continuation of Services as Consultant/Advisor.  If a Participant granted a Non-qualified Stock Option Terminates employment, but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Participant need not exercise the Option within three (3) months of Termination, but shall be entitled to exercise within three (3) months of termination of services to the Company or the Subsidiary (one (1) year in the event of permanent and total disability or death) or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date).

ii.          Retirement.  If a Participant granted an Option ceases to be an employee of Company or Subsidiary (including as an officer of Company or Subsidiary) as a result of Retirement, the Participant need not exercise the Option within three (3) months of Termination of employment but shall be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement.  However, if the Participant does not exercise within three (3) months of termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified.  The term "Retirement" as used herein means such Termination of employment as shall entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of Company or Subsidiary, excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).

iii.         Permanent Disability and Death of Employee/Officer.  If a Participant becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), or dies, while employed by Company or Subsidiary (including as an officer of Company or Subsidiary), vested Options, whether Incentive Stock Options or Non-qualified Stock Options, then held (to the extent then exercisable) may be exercised by the Participant, the Participant's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the termination of employment because of the disability or death or any lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Shareholder if the option is an Incentive Stock Option)).

iv.         Termination of Directorship.  If for any reason, including permanent and total disability or death, a Participant ceases to be a director of Company or Subsidiary, vested Options held at the date of such termination held at the date of such termination (to the extent then exercisable and not forfeited in accordance with the provisions of this Plan or pursuant to an Option Agreement) may be exercised, in whole or in part, at any time during the maximum term of the Option (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Shareholder if the option is an Incentive Stock Option)). However, if the Participant holds Incentive Stock Options and does not exercise within three (3) months of Termination of employment, the Options will not qualify as Incentive Stock Options.

6.2.7.        Suspension and Cancellation of Options.  In the event the Administrator reasonably believes a Participant has committed an act of misconduct including, but limited to acts specified below, the Administrator may suspend the Participant's right to exercise any Option granted hereunder pending final determination by the Board.  If a Participant is determined by the Board to have:

i.                 committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to Company or a Subsidiary;

ii.                deliberately disregarded the rules of the Company or a Subsidiary which resulted in loss, damage or injury to the Company or a Subsidiary;

iii.               made any unauthorized disclosure of any trade secret or confidential information of the Company or a Subsidiary;

iv.               induced any client or customer of the Company or a Subsidiary to break any contract with the Company or a Subsidiary or induced any principal for whom the Company or a Subsidiary acts as agent to terminate such agency relations; or

v.                engaged in any substantial conduct which constitutes unfair competition with the Company or a Subsidiary, neither the Participant nor his estate shall be entitled to exercise any Option hereunder.

The determination of the Board shall be final and conclusive.  In making its determination, the Board shall give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant's behalf.  Without limiting the generality of the foregoing, the Agreement may provide that the Participant shall also pay to Company any gain realized by the Participant from exercising all or any portion of the Options hereunder during a period beginning six (6) months prior to such suspension or cancellation.

The Administrator may provide in the Agreement that cancellation of the Option shall also apply if the Participant is determined by the Board to have:

i.                 engaged in any commercial activity in competition with any part of the business of the Company or a Subsidiary;

ii.                diverted or attempted to divert from the Company or a Subsidiary business of any kind, including, without limitation, interference with any business relationship with suppliers, customers, licensees, licensors or contractors;

iii.               made, or caused or attempted to cause any other person to make, any statement, either written or oral, or conveying any information about the Company or a Subsidiary which is disparaging or which in any way reflects negatively upon the Company or a Subsidiary;

iv.               engaged in any other activity that is inimical, contrary or harmful to the interests of the Company or a Subsidiary, including influencing or advising any person who is employed by or in the service of the Company or a Subsidiary to leave such employment or service to compete with the Company or a Subsidiary or to enter into the employment or service of any actual or prospective competitor of the Company or a Subsidiary, or to have influenced or advised any competitor of the Company or a Subsidiary to employ or to otherwise engage the services of any person who is employed by the Company or in the service of the Company, or improperly disclosed or otherwise misused any confidential information regarding the Company or a Subsidiary; or

v.                refused or failed to provide, upon the request of the Company or a Subsidiary, a certification, in a form satisfactory to the Company or a Subsidiary, that he or she is in full compliance with the terms and conditions of this Plan.

Should any provision to this Section 6.2.7 be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 6, but rather this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement and the rights and obligations of the parties shall be construed and enforced accordingly.

6.3.         Limitations on Grant of Incentive Stock Options.

6.3.1.           The aggregate Fair Market Value (determined as of the Grant Date) of the Stock for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Section 17) by such Participant under any other plan of the Company or any Subsidiary, shall not exceed $100,000. For purposes of this Section 6.3.1, all Shares in excess of the $100,000 threshold shall be treated as Non-qualified Stock Options.

6.3.2.           There shall be imposed in the Option Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Code Section 422.

6.3.3.           No Incentive Stock Option may be granted to any person who is not an employee of the Company or a Subsidiary of the Company.

7.            PAYMENT FOR SHARE PURCHASES.

7.1.         Payment.  Payment for Shares purchased pursuant to this Plan may be made in cash, check or where expressly approved for the Participant at the discretion of the Administrator and where permitted by law:

7.1.1.           by cancellation of indebtedness of the Company to the Participant;

7.1.2.           by surrender of shares of Stock of the Company that either: (1) have been owned by the Participant for more than six (6) months (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Participant in the public market;

7.1.3.           with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

i.           through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

ii.          through a "margin" commitment from the Participant and a FINRA Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the FINRA Dealer in a margin account as security for a loan from the FINRA Dealer in the amount of the Exercise Price, and whereby the FINRA Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

7.1.4.           by forfeiture of Option shares equal to the value of the exercise price pursuant to a so-called "immaculate cashless exercise," or

7.1.5.           by any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

The Administrator may provide, in an Agreement or otherwise, that a Participant who exercises an Option and pays the Exercise Price in whole or in part with Stock then owned by the Participant will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option ("Reload Option").  Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Stock that has been owned by the Participant for at least the preceding six (6) months.

7.2.          Loan Guarantees.  At its sole discretion, the Administrator may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

8.             WITHHOLDING TAXES.

8.1.           Withholding Generally.  Whenever Shares are to be issued in satisfaction of Options granted under this Plan or Shares are forfeited pursuant to an "immaculate cashless exercise," the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares.  When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Option, the disposition by a Participant or other person of Options or Shares of an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-qualified Stock Option, the Company shall have the right to require such Participant or such other person to pay by cash or check payable to the Company, the amount of any such withholding with respect to such transactions.  Any such payment must be made promptly when the amount of such obligation becomes determinable (the "Tax Date").

8.2.           Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income.  The Administrator may exercise its discretion by (a) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Option, or (b) delivering to the Company shares of Stock owned by the Participant (other than in connection with an option exercise triggering withholding taxes within the last six (6) months).  The shares of Stock so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

9.             NO PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant.  After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are restricted stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the restricted stock; and provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Exercise Price or purchase price pursuant to Section 10.  Subject to Sections 17 and 18, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Participant.

10.          RESTRICTION ON SHARES.  At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Option Agreement a right to repurchase at the Exercise Price of the Shares acquired under an Option or impose other restrictions on such Shares during a period not to exceed one hundred eighty (180) days from the date of exercise or purchase.  After one hundred eighty (180) days, at the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Option Agreement a right to repurchase the Shares acquired under an Option at the Fair Market Value at the time of repurchase.  The terms and conditions of any such rights or other restrictions shall be set forth in the Option Agreement evidencing the Option.

11.          CERTIFICATES.  All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

12.          ESCROW, PLEDGE OF SHARES.  To enforce any restrictions on a Participant's Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates.  Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of such Participant's obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral.  In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Administrator will from time to time approve.  The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

13.          EXCHANGE AND BUYOUT OF OPTIONS.  The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options.  The Administrator may at any time buy from a Participant an Option previously granted with payment in cash, Shares (including restricted stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

14.           SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Option will not be effective unless such Option is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance.  Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining all approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of all registrations or other qualifications of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable.  The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system and the Company will have no liability for any inability or failure to do so.  Upon exercising all or any portion of an Option, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such shares to comply with applicable securities laws.  Evidences of ownership of Shares acquired pursuant to an Option shall bear any legend required by or useful for purposes of compliance with applicable securities laws, this Plan or the Option Agreement.

15.           RIGHTS OF EMPLOYEES.

15.1.         No Obligation to Employ.  Nothing in this Plan or any Option granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of or to continue any other relationship with the Company or to limit in any way the right of the Company to terminate such Participant's employment or other relationship at any time, with or without cause.

15.2.         Compliance with Code Section 162(m).  At all times when the Administrator determines that compliance with Code Section 162(m) is required or desired, all Options granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m).  In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Option or Options under this Plan, the Administrator may, subject to this Section 15, make any adjustments it deems appropriate.

16.           ADJUSTMENT FOR CHANGES IN CAPITALIZATION.  The existence of outstanding Options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise.  Shares shall be adjusted pursuant to Section 4.2.

17.           DISSOLUTION, LIQUIDATION, MERGER.

17.1.         Company Not the Survivor.  In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board of Directors), the Administrator, in its absolute discretion, may cancel each outstanding Option upon payment in cash to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Option if the Option had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the exercise price of the Option or negotiate to have such option assumed by the surviving corporation.  In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, or a sale or transfer of all or substantially all of the Company's assets, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Option may be exercised, provided however, that Section 18.1 will control with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization that results in a change of control as so defined.

17.2.         Company is the Survivor.  In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation, the Board of Directors in its sole and absolute discretion shall determine the appropriate adjustment, if any, of the number and kind of securities with respect to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised.  The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

18.           CHANGE OF CONTROL.

18.1.         Definition.  If there is a "change of control" in the Company, all outstanding Options shall fully vest immediately upon the Company's public announcement of such a change.  A "change of control" shall mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 50% or more of the Company's issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a "group" within the meaning of SEC Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 50% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company's assets are sold or transferred.  The Administrator, in its discretion, may adjust the percentage of securities the Company may issue to constitute a change of control under (i) and (ii) in an individual Award Agreement.

18.2.         Limitation on Options.  Notwithstanding any other provisions of this Plan and unless provided otherwise in the Option Agreement, if the right to receive or benefit from an Option under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a "parachute payment" (as defined in Code Section 280G), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Code Section 4999.

19.           TERMINATION; AMENDMENT.  The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the rights of any person under any outstanding Options without such person's consent not unreasonably withheld.  Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Shareholders even if such approval is not expressly required by this Plan or by law.

20.           DEFERRALS.  The Administrator may permit a Participant to defer to another plan or program such Participant's receipt of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option.  If any such deferral election is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such deferrals.

21.           GOVERNING LAW.  This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of California.

22.           DEFINITIONS.  As used in this Plan, the following terms will have the following meanings:

22.1          "Board" means the Board of Directors of the Company.

22.2          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

22.3          "Committee" means the Committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

22.4          "Company" means Digital Power Corporation, a California corporation and its subsidiaries or any successor corporation.

22.5          "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

22.6          "Effective Date" has the meaning set forth in Section 2.

22.7          "Eligible Person" means, in the case of the grant of an Incentive Stock Option, all employees of the Company or a subsidiary of the Company and, in the case of a Non-qualified Stock Option, any director, officer or employee of the Company or other person who, in the opinion of the Board, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.

22.8          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

22.9          "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

22.10        "Fair Market Value" means (i) if the Stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Stock on such date, then the closing price of the Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such Stock; (ii) if the Stock is not listed or admitted to trade on a national securities exchange, the closing price for the Stock on such date, as furnished by the Financial Industry Regulatory Authority, Inc.  ("FINRA") through the NASDAQ National Market System or a similar organization if FINRA is no longer reporting such information; (iii) if the stock is not reported on the National Market System, the mean between the closing bid and asked prices for the stock on such date, as furnished by FINRA, and if no bid and asked prices are quoted on such date, the bid and asked prices on the next preceding day on which such prices were quoted; and (iv) if the stock is not reported on the National Market System and if bid and asked prices for the stock are not furnished by FINRA or a similar organization, the value established by the Administrator for purposes of granting options under this Plan.

22.11        "FINRA Dealer" means a broker-dealer that is a member of the Financial Industry Regulatory Authority, Inc.

22.12        "Incentive Stock Option" means an option, which is an option within the meaning of Section 422 of the Code, the Option of which contains such provisions as are necessary to comply with that section.

22.13        "Named Executive Officer" means, if applicable, a Participant who, as of the date of vesting and/or payout of an Option, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

22.14        "Non-qualified Stock Option" means an option, which is designated a Non-qualified Stock Option.

22.15        "Officer" means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.

22.16        "Option" means an option to purchase Shares pursuant to Section 6.

22.17        "Option Agreement" means, with respect to each Option, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Option.

22.18        "Optionee" means the holder of an Option.

22.19        "Outside Director" means any director who is not (a) a current employee of the Company; (b) a former employee of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company; and as may otherwise be defined in regulations promulgated under Section 162(m) of the Code, and who satisfies the requirements under the Exchange Act for administering this Plan, including Rule 16b-3.

22.20        "Participant" means a person who receives an Option under this Plan.

22.21        "Plan" means this 2012 Stock Option Plan, as amended from time to time.

22.22        "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

22.23        "SEC" means the Securities and Exchange Commission.

22.24        "Securities Act" means the Securities Act of 1933, as amended from time to time.

22.25        "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 4.2, and any successor security.

22.26        "Stock" means the Common Stock, no par value, of the Company, and any successor entity.

22.27        "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

22.28        "Termination," "Terminated" or “Terminates” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company.  An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing.  In the case of any employee on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option Agreement.  The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

22.29        "Unvested Shares" means "Unvested Shares" as defined in the Option Agreement.

22.30        "Vested Shares" means "Vested Shares" as defined in the Option Agreement.

22.31        "Vesting Date" means the date on which an Option becomes wholly or partially exercisable, as determined by the Administrator in its sole discretion.